iShares®
iShares U.S. ETF Trust
Supplement dated June 12, 2025
to the currently effective Prospectus, and
Statement of Additional Information (the “SAI”) for the
iShares Short Duration Bond Active ETF (NEAR) (the “Fund”)
Effective immediately, BlackRock International Limited is being added as a sub‑adviser for the Fund. Accordingly, effective immediately, the following changes are made to implement this appointment:

1.	The first paragraph under the Management section on page S‑7 of the Prospectus is deleted in its entirety and replaced with the following:
Investment Adviser and Sub‑Adviser. The Fund’s investment adviser is BlackRock Fund Advisors. The Fund’s sub‑adviser is BlackRock International Limited (“BIL” or the “Sub‑Adviser”).

2.	The first sentence of the first paragraph under the Management of the Funds – Sub‑Adviser subsection on page 17 of the Prospectus is deleted in its entirety and replaced with the following:
With respect to the iShares Short Duration Bond Active ETF and the iShares Ultra Short-Term Bond Active ETF, BFA has entered into a sub‑advisory agreement with BIL, an affiliate of BFA and an SEC‑registered investment adviser and a commodity trading advisor located at Exchange Place One, 1 Semple Street, Edinburgh EH3 8BL, Scotland.

3.	The following is added to the end of the second paragraph under the Management of the Funds – Fees and Expenses section on page 17 of the Prospectus:
A discussion regarding the basis for the approval by the Board of the Sub‑Advisory Agreement between BFA and BIL for the iShares Short Duration Bond Active ETF will be available in the Fund’s Form N‑CSR filed with the SEC for the period ending October 31, 2025.

4.	The second sentence of the fifth paragraph under the General Description of the Trust and the Funds section on page 1 of the SAI is deleted in its entirety and replaced with the following:
BlackRock International Limited (“BIL”), an affiliate of BFA, serves as the sub‑adviser (the “Sub‑Adviser”) to the iShares Short Duration Bond Active ETF and the iShares Ultra Short-Term Bond Active ETF.

5.	The second, third, and fourth paragraphs under the Investment Advisory, Administrative and Distribution Services – Investment Sub‑Adviser subsection on page 63 of the SAI are deleted in their entirety and replaced with the following:
BFA has entered into an investment sub‑advisory agreement (the “Sub‑Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”) with the Sub‑Adviser with respect to the iShares Short Duration Bond Active ETF and the iShares Ultra Short-Term Bond Active ETF. The Sub‑Adviser is an investment adviser located in the U.K. The Sub‑Adviser is an affiliate of BFA and is an SEC registered investment adviser and a commodity pool operator organized in 1999.
Under the Sub‑Advisory Agreement, subject to the supervision and oversight of the Board and BFA, the Sub‑Adviser is primarily responsible for execution of securities transactions outside the U.S. and Canada and may, from time to time, participate in the management of specified assets in the iShares Short Duration Bond Active ETF and iShares Ultra Short-Term Bond Active ETF’s portfolio.
Pursuant to the Sub‑Advisory Agreement, BFA pays the Sub‑Adviser for services it provides either: (i) a fee equal to a percentage of the management fee paid to BFA under the Investment Advisory Agreement, or (ii) an amount based on the cost of the services provided. If the Sub‑Adviser provides services relating to both portfolio management and trading it is entitled to receive, from BFA, an amount equal to 20% of BFA’s management fee, and if the Sub‑Adviser provides services related solely to trading then it is entitled to receive, from BFA, an amount equal to 110% of the actual pre‑tax costs incurred by the Sub‑Adviser. The Sub‑Adviser may be responsible for the day‑to‑day management of the iShares Short Duration Bond Active ETF and iShares Ultra Short-Term Bond Active ETF or portions of the Funds.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑NEAR‑0625

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